UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2011

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre, 2730 West Tyvola Road, Charlotte, North Carolina		28217
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2011, Goodrich Corporation (“Goodrich”) and Terrence G. Linnert entered into an amendment to the Management Continuity Agreement between Goodrich and Mr. Linnert to remove certain mandatory retirement provisions.

A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The information contained in Item 5.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Management Continuity Agreement between Goodrich Corporation and Terrence G. Linnert

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION

By:	/s/ Scott E. Kuechle
Scott E. Kuechle
Executive Vice President and Chief Financial Officer

Date: October 19, 2011

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to Management Continuity Agreement between Goodrich Corporation and Terrence G. Linnert